THIRD AMENDMENT TO CREDIT AGREEMENT THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 5, 2021 is by and among CINER WYOMING LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party hereto (together with the Borrower, the “Loan Parties”), the Lenders identified on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent. W I T N E S S E T H WHEREAS, the Loan Parties entered into that certain Credit Agreement dated as of August 1, 2017 (as amended by that certain First Amendment to Credit Agreement dated as of February 28, 2020, that certain Second Amendment to Credit Agreement dated as of July 27, 2020, and as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), with the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. WHEREAS, the Loan Parties have requested certain modifications to the Credit Agreement and the Lenders, by action of the Required Lenders, have agreed to the requested modifications on the terms and conditions set forth herein. NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement. 2. Amendments. (a) Each reference to “Guaranteed Cash Management Agreement”, “Guaranteed Hedge Agreement”, and “Guaranteed Party Designation Notice” shall be replaced with “Secured Cash Management Agreement”, “Secured Hedge Agreement,” and “Secured Party Designation Notice,” respectively. (b) The definitions of “Collateral Grant Date” and “Collateral Release Date” in Section 1.01 of the Credit Agreement are hereby deleted. (c) The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “means an event or series of events by which” with the text “means an event or series of events, except such event or series of events initiated solely as a result of any foreclosure event arising as a direct result of an Event of Default (as such term is defined in the Existing WE Soda Facility) of the Existing WE Soda Facility irrespective of when such Event of Default or action, omission, event or circumstances that led thereto arises or arose, by which”. (d) The definition of “Collateral Documents” in Section 1.01 of the Credit Agreement is hereby amended and related in its entirety to read as follows: “Collateral Documents” means a collective reference to the Security Agreement, each of the collateral assignments, pledge agreements, account control agreements or other similar

CHAR1\1784279v5 agreements delivered by any Loan Party pursuant to the terms of Section 7.14, the Third Amendment, or any of the other Loan Documents. (e) The definition of Excluded Property in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property, (b) unless reasonably requested by the Administrative Agent or the Required Lenders, any IP Rights for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (c) unless reasonably requested by the Administrative Agent or the Required Lenders, any personal property (other than personal property described in clause (b) above) for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code, (d) the Equity Interests of any Foreign Subsidiary to the extent not required to be pledged to secure the Obligations pursuant to Section 7.14(a), (e) any property which, subject to the terms of Section 8.03(e), is subject to a Lien of the type described in Section 8.01(i) to the extent the document providing such Lien prohibits such Loan Party from granting any other Liens in such property, (f) any lease, license, contract, property right or agreement to which any Loan Party is a party or any of its rights or interests thereunder if and only for so long as the grant of a Lien in any such lease, license, contract, property right or agreement will (i) violate any law, rule or regulation applicable to such Loan Party, (ii) result in or will constitute a breach, termination, or default under any such lease, license, contract, property right or agreement, (iii) result in or will constitute the abandonment, invalidation or enforceability of any right, title or interest of such Loan Party in any such lease, license, contract, property right or agreement, or (iv) requires any third-party consent not obtained by such Loan Party under any such lease, license, contract, property right or agreement except (A) in the case of clauses (i) through (iv), other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the applicable UCC or any other applicable Law or principles of equity and (B) the foregoing exclusions with respect to this clause (f) shall not apply to (1) monies due or to become due to a Loan Party in respect of such lease, license, contract, property right or agreement, or (2) any and all proceeds from the sale, transfer, assignment, license, lease or other dispositions of such lease, license, contract, property right or agreement; (g) deposit accounts maintained solely for the purpose of funding payroll, payroll taxes, withholding tax, employee wage and benefit payments and other tax and employee fiduciary accounts, (h) trust accounts maintained solely on behalf of a Loan Party’s customers in the ordinary course of business; (i) any trademark application of a Loan Party filed with the United States Patent and Trademark Office on an “intent-to-use” basis, until such time as a statement of use is filed with and duly accepted by the United States Patent and Trademark Office (only to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law); and (j) any assets for which the Administrative Agent determines that (i) the costs of obtaining a security interest is excessive in relation to the value of the security to be afforded thereby or (ii) obtaining such security interest is not commercially practicable. (f) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order: “Existing WE Soda Facility” means that certain Facilities Agreement originally dated as of August 1, 2018 by and among Ciner Enterprises Inc., a Delaware corporation, and WE Soda Ltd., a U.K. corporation, as borrowers, Lucid Agency Services Limited, as agent, and the lenders

CHAR1\1784279v5 from time to time party thereto, as amended pursuant to that certain Amendment Letter dated as of August 6, 2018, as further amended and restated pursuant to the 2020 Amendment and Restatement Agreement, as further amended pursuant to a Consent Letter dated November 10, 2020, as further amended and restated pursuant to the 2021 Amendment and Restatement Agreement, and as m ay be further amended, modified or restated from time to time. “Security Agreement” means the security and pledge agreement executed by each of the Loan Parties in favor of the Administrative Agent, for the benefit of the holders of the Obligations, in connection with the Third Amendment. “Third Amendment” means that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent. “Third Amendment Compliance Period” means the period commencing thirty (30) days after the Third Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion). “Third Amendment Effective Date” means March 5, 2021. (g) Section 4.05 of the Credit Agreement is hereby amended by adding the following text after immediately after the last sentence thereto: “The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the holders of the Obligations may exercise their remedies thereunder in accordance with the terms thereof.” (h) Section 6.03(ii) of the Credit Agreement is hereby amended by replacing the text “after any Collateral Grant Date and prior to any Collateral Release Date” with “after the Third Amendment Compliance Period,”. (i) Section 6.26 of the Credit Agreement is hereby amended by replacing the text “At all times after any Collateral Grant Date and prior to any Collateral Release Date” with “At all times after the Third Amendment Compliance Period”. (j) Section 7.07(b) of the Credit Agreement is hereby amended by (i) replacing the text “Promptly after any Collateral Grant Date and prior to any Collateral Release Date” with “At all times after the Third Amendment Compliance Period”, (ii) deleting the text “altered or” in the eighth line thereof, and (iii) deleting the last sentence thereto. (k) Section 7.14 of the Credit Agreement is hereby deleted and replaced with the following: “Section 7.14 Pledged Assets. (a) Equity Interests. At all times after the Third Amendment Compliance Period, within forty-five (45) days (or such later date as the Administrative Agent may agree in its sole discretion) after any Person becomes a Subsidiary of any Loan Party, cause (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary of any Loan Party and (ii) 66% of the issued and outstanding Equity Interests in each Subsidiary of a Loan Party that is (x) a “controlled foreign corporation” under Section 957 of the Internal Revenue Code (each, a “First- Tier Foreign Subsidiary”) or (y) a disregarded entity substantially all of the assets of which

CHAR1\1784279v5 consist (directly or indirectly through one or more other disregarded entities) of Equity Interests of one or more Subsidiaries of a Loan Party that are “controlled foreign corporations” under Section 957 of the Internal Revenue Code to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Obligations pursuant to the Collateral Documents, and, in connection with the foregoing, deliver to the Administrative Agent such other customary documentation as the Administrative Agent may reasonably request including, any filings and deliveries to perfect such Liens and customary opinions of counsel all in form and substance reasonably satisfactory to the Administrative Agent; provided that, notwithstanding the foregoing, none of the outstanding Equity Interests of (1) any Foreign Subsidiary that is not a First-Tier Foreign Subsidiary or (2) any Domestic Subsidiary of a Foreign Subsidiary that is a “controlled foreign corporation” (owned either directly or indirectly through one or more entities that are disregarded entities or partnerships for U.S. federal income tax purposes) shall be subject to this Section 7.14(a) or otherwise constitute Collateral. (b) Personal Property. At all times after the Third Amendment Compliance Period, within forty-five (45) days (or such later date as the Administrative Agent may agree in its sole discretion) of the acquisition by any Loan Party of any personal property (other than Excluded Property and Equity Interests), cause all such personal property (other than Excluded Property and Equity Interests) of each Loan Party to be subject at all times to first priority, perfected Liens (subject to Permitted Liens) in favor of the Administrative Agent for the benefit of the Lenders in order to secure the Obligations and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may request including filings and deliveries necessary to perfect such Liens, Organization Documents, resolutions, landlord’s waivers and customary opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, no Loan Party shall be required to enter into deposit account or securities account control agreements. (c) Further Assurances. At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary to maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, Liens and insurance rights on the Collateral that are duly perfected in accordance with the requirements of, or the obligations of the Loan Parties under, the Loan Documents and all applicable Laws.” (l) Section 8.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of each fiscal quarter of the Borrower to be greater than the ratio set forth below: Fiscal Quarter ending Consolidated Leverage Ratio September 30, 2017 - June 30, 2020 3.00:1.0 September 30, 2020 3.50:1.0 December 31, 2020 4.50:1.0 March 31, 2021 4.50:1.0 June 30, 2021 and each fiscal quarter ending thereafter 3:00:1.0

CHAR1\1784279v5 (m) Section 9.01(b)(ii) of the Credit Agreement is hereby amended by adding the text “of this Agreement or any term, covenant or agreement contained in the Third Amendment” immediately after the text “or Article VII”. (n) Section 10.01 of the Credit Agreement is hereby amended by adding the following text after the last sentence thereto: “The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), potential Hedge Banks and potential Cash Management Banks) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article X and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.” (o) Section 11.01(a)(vi) of the Credit Agreement is hereby amended by replacing the text “after the occurrence of any Collateral Grant Date and prior to any Collateral Release Date” with “after the Third Amendment Compliance Period”. (p) Section 11.19(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (a) Upon the reasonable request of the Borrower, the Administrative Agent shall, take such actions as shall be reasonably required, at the Loan Parties’ sole expense, to release (i) its security interest in any Collateral upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations (other than (x) contingent indemnification or reimbursement obligations for which no claim has been asserted, (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements reasonably satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made and (z) Letters of Credit as to which other arrangements reasonably satisfactory to the Administrative Agent and the L/C Issuer shall have been made or that have been Cash Collateralized in the amount of the Minimum Collateral Amount), or (ii) (a) its security interest in any Collateral transferred, sold or disposed of to persons other than Loan Parties or Subsidiaries in Loan Parties in a transaction permitted under this Agreement or approved by the Required Lenders pursuant to Section 11.01, and (b) any Guaranty hereunder or under any Loan Document of any Person if the ownership interests in such Guarantor are transferred, sold or disposed to persons other than Loan Parties or Subsidiaries of Loan Parties in a transaction permitted under this Agreement, in each case to the extent necessary to permit consummation of such transfer, sale or disposition in accordance with the Loan Documents. Any representation, warranty or covenant contained in any Loan Document relating to any such property so Disposed, transferred, sold or disposed of (other than property Disposed of to the Borrower or any Loan Party) shall no longer be deemed to be repeated once such property is so Disposed, transferred, sold or disposed of.

CHAR1\1784279v5 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the items specifically listed below, all of which shall be in form and content reasonably acceptable to the Administrative Agent: (a) counterparts of this Amendment signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of such signed signature page) that such party has signed a counterpart of this Amendment and the other Loan Documents to which such party is a party; and (b) receipt by the Administrative Agent of all fees, expenses and other amounts due and payable on or prior to date hereof, including without limitation, reimbursement or payment of all out-of- pocket expenses of the Administrative Agent and the Arranger (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Arranger) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or Arranger. 4. Post-Closing Obligations. Within thirty (30) days of the Third Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrate Agent the following: (a) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party; (b) UCC financing statements for each appropriate jurisdiction as is required under the Uniform Commercial Code, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the Collateral; (c) all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Security Agreement, together with duly executed in blank, undated stock powers attached thereto; (d) searches of ownership of, and Liens on, United States registered intellectual property of each Loan Party in the appropriate governmental offices; (e) duly executed Security Agreement (now and hereafter as defined in the Credit Agreement as amended by this Amendment); (f) duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the Loan Parties; (g) in the case of any personal property Collateral located at a premises leased by a Loan Party, use commercially reasonable efforts to obtain such estoppel letters, consents and waivers from the landlords on such real property as may be reasonably required by the Administrative Agent; (h) copies of insurance policies or certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or lender’s loss payee (in the case of property insurance) on behalf of the Lenders;

CHAR1\1784279v5 (i) an opinion of legal counsel to the Loan Parties (including, to the extent required, local counsel to the Loan Parties), addressed to the Administrative Agent and each Lender, dated as of the Third Amendment Effective Date; and (j) all other documents, agreements, certificates and other items required pursuant to the terms of the Security Agreement and or reasonably requested to give effect to the grant of security interest in the personal property (other than Excluded Property) of the Loan Parties. 5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date and (b) no event which is, or with notice or lapse of time or both would be, a Default or an Event of Default under the Credit Agreement has occurred and is continuing. 6. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment. 7. Reaffirmation of Obligations. Each Loan Party affirms all of its obligations under the Loan Documents and agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents. 8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. 9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original. 10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York. [Signature Pages Follow]

THIRD AMENDMENT TO CREDIT AGREEMENT CINER WYOMING LLC BANK OF AMERICA, N.A., as a Lender and L/C Issuer By: Name: Ryan Maples Title: Senior Vice President